Relative Sentiment Tactical Allocation ETF

Schedule of Investments

December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
Energy Select Sector SPDR Fund	20,487	$1,754,916
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	146,392	1,901,632
Invesco S&P 500 Equal Weight ETF	6,246	1,094,487
iShares 1-3 Year Treasury Bond ETF	21,366	1,751,585
iShares 20+ Year Treasury Bond ETF	31,293	2,732,818
iShares Russell 2000 ETF	5,647	1,247,761
Schwab US TIPS ETF	74,091	1,913,770
Vanguard FTSE Developed Markets ETF	58,548	2,799,765
Vanguard FTSE Emerging Markets ETF	34,479	1,518,455
Vanguard Total Stock Market ETF	6,521	1,889,851
TOTAL EXCHANGE TRADED FUNDS (Cost $19,215,984)		18,605,040

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 4.41%(a)	50,280	50,280
TOTAL SHORT-TERM INVESTMENTS (Cost $50,280)		50,280

TOTAL INVESTMENTS - 100.0% (Cost $19,266,264)		$18,655,320
Liabilities in Excess of Other Assets - (0.0%)(b)		(6,258)
TOTAL NET ASSETS - 100.0%		$18,649,062

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Relative Sentiment Tactical Allocation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$18,605,040	$-	$-	$18,605,040
Money Market Funds	50,280	-	-	50,280
Total Investments	$18,655,320	$-	$-	$18,655,320

Refer to the Schedule of Investments for further disaggregation of investment categories.

2